QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.3

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in (i) the Current Report on Form 8-K/A under the Securities Exchange Act of 1934 of Beazer Homes USA, Inc. dated April 17, 2002 and (ii) Registration Statements No. 333-24765, No. 333-69398, No. 333-86558 and No. 33-91904 on Form S-8 and No. 333-94843 on Form S-3 of our report dated January 22, 2002 and incorporated by reference in Registration Statement No. 333-83304 of Beazer Homes USA, Inc. on Form S-4 under the Securities Act of 1933 insofar as such report relates to the financial statements of Crossmann Communities, Inc. for each of the three years in the period ended December 31, 2001.

DELOITTE & TOUCHE LLP

Indianapolis, Indiana
July 1, 2002

QuickLinks

  EXHIBIT 99.3